EXHIBIT 10.1

                            SHARE PURCHASE AGREEMENT

                                  BY AND AMONG

               GOLDEN DRAGON HOLDING CO., a Delaware corporation,
                                 DAVID J. CUTLER
                                       and
                   CANNAPHARMARX, INC., a Colorado corporation

                               dated May 9, 2014

                            SHARE PURCHASE AGREEMENT

     This Share Purchase Agreement ("Agreement"), dated as of May 9, 2014, among Golden Dragon Holding Co., ("GDHC") a Delaware corporation, David J. Cutler (the "Seller"), and CannaPharmaRX, Inc., a Colorado corporation (the "Buyer").


                              W I T N E S S E T H:

     A. WHEREAS, the Seller owns 1,421,120 restricted shares of common stock of Golden Dragon Holding Co. ("GDHC") in the aggregate.

     B. WHEREAS, Buyer wish to purchase an aggregate of 1,421,120 restricted shares of common stock (the "Purchase Shares"), and the Seller desires to sell the Purchase Shares to Buyer.

     C. WHEREAS, the Buyer wishes to purchase additional shares from GDHC, in consideration of a capital contribution to pay the outstanding payables as shown at Day of Closing in the amount of $296,000 for 9,000,000 restricted common shares (new shares).

     D. GDHC is joining this Agreement to provide certain covenants, agreements, warranties, and representations.

     NOW, THEREFORE, it is agreed among the parties as follows:

                                   ARTICLE I

                                THE CONSIDERATION

     1.1 Subject to the conditions set forth herein, Seller shall sell to Buyer and Buyer shall purchase an aggregate of 1,421,120 restricted shares of common stock of GDHC from Seller ("Purchase Shares"). The purchase price for the Purchase Shares to be paid by Buyer to Seller is $54,000 (the "Consideration"), paid herewith subject to the conditions hereof, and the new share purchase price of $296,000 shall be paid in the form of cash herewith for the purchase of 9,000,000 restricted common shares of GDHC, the proceeds of which shall be used to pay the outstanding payables of the company, through a designated bank account.

                                   ARTICLE II

                        CLOSING AND CONVEYANCE OF SHARES

     2.1 The Purchase Shares shall be conveyed by Seller to Buyer with duly executed stock powers by depositing all of the Purchase shares with Escrow Agent for delivery to Buyer, upon receipt of the Consideration by Seller, and satisfaction of: (a) the conditions precedent in Article VI; and (b) procedures in Article V.

                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer:

     2.2 Closing  hereunder  shall be completed by delivery to escrow to Michael
A. Littman, Esq. ("Escrow Account") of the requisite closing documents, cash consideration and share certificates on or before May 9, 2014 at 5:00 p.m. MST ("Closing Date") subject to satisfaction of the terms and conditions set forth herein. Consideration may be delivered by Federal Express or wire transfers, and any closing documents may be delivered by facsimile, Federal Express or other appropriate means.

     2.3 All parties agree that time is of the essence and agree that Closing Date shall occur upon the earlier of (a) May 9, 2014 or that (b) the satisfaction of (i) the conditions precedent in Article VI; and (ii) procedures in Article V have been met and delivery of the Purchase Shares have been delivered to the Escrow Agent.

                                  ARTICLE III

         REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLER AS TO GDHC

     Seller and GDHC each hereby represent, warrant and covenant to Buyer as follows:

     3.1 GDHC is a corporation duly organized and validly existing under the laws of the State of Delaware. The Articles of Incorporation and the minute books of GDHC, copies of which have been made available to Buyer, contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of GDHC, from the date of inception in Delaware.

     3.2 (a) The authorized capital stock of GDHC consists of 100,000,000 shares of common stock, of which 2,384,407 shares of common stock are issued and outstanding, and 10,000,000 shares of preferred stock, no shares of which are issued and outstanding. During period from inception, Seller has issued no options, warrants, or other rights to purchase, or subscribe to, or other securities convertible into or exchangeable for any shares of capital stock of GDHC, or contracts or arrangements of any kind relating to the issuance, sale or transfer of any capital stock or other equity securities of GDHC. Seller warrants that there are no options, warrants, rights, securities, convertible or exchangeable for any shares of capital stock of GDHC or contracts or arrangements of any kind relating to the issuance sale or transfer of any capital stock or other equity securities of GDHC.

          (b) The Seller owns the Purchase Shares that the Seller is conveying pursuant to this Agreement beneficially and of record, free and clear of any lien, pledge, security interest or other encumbrance, and, upon payment for the Purchase Shares as provided in this Agreement, the Buyer will acquire good and valid title to the Purchase Shares, free and clear of any lien, pledge, security interest or other encumbrance. None of the Purchase Shares are the subject of any voting trust agreement or other agreement relating to the voting thereof or restricting in any way the sale or transfer thereof except for this Agreement. The Seller has full right and authority to transfer such Purchase Shares pursuant to the terms of this Agreement.

                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer:

     3.3 Except for the divestiture of CCAPS Co, a prior subsidiary which merged with CCVG, Inc. a subsidiary in 2010, GDHC does not now own, nor has it owned, during the term of Seller's ownership of GDHC shares, any outstanding shares of capital stock or other equity interests of any partnership, joint venture, trust, corporation, limited liability company or other entity and, to the best of Seller's knowledge, there are no obligations of GDHC to repurchase, redeem or otherwise acquire any capital stock or equity interest of another entity, which have arisen or been contractually agreed upon during the term of inception, to present date.

     3.4 This Agreement has been duly authorized, validly executed and delivered on behalf of the Seller and GDHC and is a valid and binding agreement and obligation of GDHC and Seller enforceable against the parties in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and Seller and GDHC have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

     3.5 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by Seller or GDHC will conflict with or result in a breach or violation of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over GDHC or Seller.

     3.6 The representations and warranties of GDHC shall be true and correct as of the date hereof. Other than as contained in this Agreement, Seller makes no representations or warranties whatsoever to Buyer as to any matter relating to GDHC finances, stock, debts, or any other obligations.

     3.7 No representation or warranty by GDHC or the Seller in this Agreement, or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

     3.8 The Buyer have not received any general solicitation or general advertising regarding the shares of Seller's common stock.

                                   ARTICLE IV

             REPRESENTATIONS, WARRANTIES, AND COVENANTS OF THE BUYER

     4.1 The Buyer understand that the Purchase Shares comprise restricted stock, which has not been registered with the Securities and Exchange Commission, any state securities agency or any foreign securities agency, and further, which has not been approved or disapproved by the Securities and Exchange Commission, any state securities agency or any foreign securities agency.

                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer:

     4.2 The Buyer are acquiring the Purchase Shares solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws.

     4.3 The Buyer understand the speculative nature and risks of investments associated with the Purchase Shares, and confirms that the Purchase Shares are suitable for and consistent with Buyer's investment program; that Buyer's financial position enables Buyer to bear the risks of this investment; and that there is no guarantee Buyer will be able to sell the Purchase Shares to another subsequent buyer.

     4.4 Buyer affirm that Buyer will not transfer, encumber, sell, hypothecate, or otherwise dispose of the Purchase Shares in any way that will violate any federal and/or state securities laws. 4.5 Buyer have sufficient knowledge and experience in financial matters to evaluate the risks associated with Buyer's willing purchase of the Purchase Shares.

     4.6 Buyer are not a member of, or an associate or affiliate of a member of the Financial Industry Regulatory Authority.

                                   ARTICLE V

                              PROCEDURE FOR CLOSING

     5.1 At the Closing Date, the purchase and sale shall be consummated after satisfaction of all conditions precedent set forth in Article VI, by Seller's restricted common stock certificates for the Purchase Shares being delivered, duly executed, for 1,421,120 restricted shares of common stock, and the newly issued 9,000,000 restricted common shares of GDHC, upon the delivery of the Cash Consideration for Share Purchase to Escrow Agent from the Buyer, together with delivery of all other items, agreements, stock powers, warranties, and representations set forth in this Agreement.

     5.2 Escrow Agent is Michael A. Littman, Esq.

                                   ARTICLE VI

                           CONDITIONS PRECEDENT TO THE
                          CONSUMMATION OF THE PURCHASE

     The following are conditions precedent to the consummation of the Agreement on execution hereof or before the Closing Date, as may be applicable:

     6.1 Seller and GDHC shall have performed and complied with all of their respective obligations hereunder which are to be complied with or performed on or before the Closing Date.

                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer:

     6.2 GDHC's Board of Directors shall have adopted and approved this Agreement and the actions herein required.

     6.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

     6.4 The representations and warranties made by Seller and GDHC in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of changes caused by transactions suggested or approved in writing by the Buyer.

     6.5 GDHC shall file a Current Report on Form 8K referencing this Agreement on or before 4 days after the execution hereof.

     6.6 GDHC shall maintain its OTCQB listing in good standing during all times prior to the Closing Date.

     6.7 GDHC has remained approved for electronic transfer of shares by DTC.


                                   ARTICLE VII

                           TERMINATION AND ABANDONMENT

     7.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated at any time prior to or on the Closing Date:

          (a)  By mutual consent of parties;

          (b) If within ten days hereafter, Buyer determines, in its sole discretion, that Due Diligence is unsatisfactory;

          (c) By Buyer, if any condition set forth in Article VI relating to the Seller or GDHC has not been met, however Buyer reserve the right to recover their payments from Seller and GDHC hereunder;

                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer:

          (c)  By Seller or Buyer,  if any  suit,  action,  or other  proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit, or otherwise affect the consummation of the transactions contemplated hereby; however Buyer reserve the right to recover its payments from Seller and GDHC hereunder.

          (d) By Buyer, if there is discovered any material error, misstatement or omission in the representations and warranties of Seller; however Buyer reserve the right to recover its payments from Seller and GDHC hereunder.

          (e) By the Seller, if the Closing does not occur, through no failure to perform or act by Seller, on May 9, 2014, unless extended in writing.

                                  ARTICLE VIII

                         CONTINUING REPRESENTATIONS AND
                            WARRANTIES AND COVENANTS

     8.1 The respective representations, warranties, and covenants of the parties hereto and the covenants and agreements of the parties hereto shall survive after the closing under this Agreement in accordance with the terms thereof.

     8.2 There are no representations whatsoever about any matter relating to GDHC, Seller or any item contained in this Agreement, except as is contained in the express language of this Agreement.

     8.3 Seller and its agents and attorneys shall have no liability whatsoever for any matter, omission or representation not specifically disclosed herein, and Buyer, as a specific inducement to Seller hereby releases Seller and his agents and attorneys and covenants not to sue Seller, his agents and attorneys, under any circumstances for any matter not specifically and expressly represented within this document.

                                   ARTICLE IX

                                  MISCELLANEOUS

     9.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

     9.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer:

     9.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

     9.4 This Agreement may not be amended except by written consent of both parties.

     9.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, prepaid, addressed as follows:

To Seller:                 David J. Cutler
                           2460 W. 26th Ave.
                           Suite 380-C
                           Denver, CO 80211

To Buyer:                  CannaPharmaRX, Inc.
                           c/o 7609 Ralston Road
                           Arvada, CO 80211

With a copy to:            Michael A. Littman
                           Attorney at Law
                           7609 Ralston Road
                           Arvada, CO 80002
                           Fax: 303-431-1567
                           e-mail: malattyco@aol.com


or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

     9.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Buyer and Seller. However, GDHC may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

     9.7 This Agreement shall be governed by and construed in accordance with and enforced under the laws of the state of Colorado applicable to all agreements made hereunder. Venue and jurisdiction for any legal actions hereunder shall be District Court in and for Jefferson County, Colorado.

     9.8 In connection with this Agreement the parties have appointed the Escrow Agent, Michael A. Littman, Esq., who shall be authorized by this agreement to do the following:

                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer:

          1) Accept the $54,205 (total balance of Purchase Price for the Purchase Shares) from Buyer pursuant to the contract.

          2) Accept the common stock certificates of GDHC being sold by Seller with duly signed and guaranteed signatures on stock powers, and accept the newly issued certificate of GDHC for the 9,000,000 restricted common shares in the name of Buyer, duly authorized, fully paid and nonassessable. Upon receipt of the payment as set forth in 1) above, deliver the cashier's checks at closing from the escrow in accordance with separate written instructions from Seller, to pay all of the payables for $296,000, according to a separate list, with $54,000 to Seller.

          3) Upon final payment hereunder, transmit by Federal Express the stock certificates to Buyer.

          4) In the event of default in delivery of cash or certificates by a party under this agreement, any cash or certificates received from the other party shall be returned to the remitting party three (3) business days after default, and the transaction shall terminate with Seller retaining the deposit, if Seller is the non-defaulting party. If Seller defaults in delivery of certificates, then the initial deposit shall be returned to Buyer.

          5) Escrow Agent is specifically indemnified and held harmless hereby for his actions or inactions in following these instructions. In the event of a dispute involving the escrow instructions or the consideration to be delivered in escrow, the Escrow Agent is authorized to implead the consideration received into the District Court of Jefferson County, Colorado upon ten days written notice, and be relieved of any further escrow duties thereupon. Any and all costs of attorney's fees and legal actions of Escrow Agent for any dispute resolution or impleader action shall be paid in equal shares by the parties to this agreement.

     9.9 At Closing, the officers shall resign, and the directors shall appoint two new directors and officers of Buyer's choice, with such prior directors resigning effective ten (10) days after compliance with the written notice to shareholders by Section 14f of the Securities and Exchange Act of 1934.

     9.10 GDHC has certain payables to its selling shareholder, transfer agent, and attorney from the new share purchase proceeds herein at Closing as of the execution hereof, which amounts are shown on Exhibit A and shall be paid from and satisfied upon payment of the disbursement.

     9.11 Legal fees to Michael A. Littman for past services and relating to the closing under this Agreement shall be included in the payables paid at Closing.

     9.12 Buyer shall pay for all of the costs and legal fees required to keep the company current in its SEC filings until closing, upon invoice.

                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer:

     9.13 Except as set forth in 9.10 above, Seller shall pay all other payables of GDHC incurred to closing, at or prior to closing, and shall waive and release, at closing, any payable to Seller.

     9.14 Buyer shall reimburse Seller for advances paid for the 10-Q.


     IN WITNESS WHEREOF, the parties have executed this Agreement this 9th day of May, 2014.

                                               BUYER

GOLDEN DRAGON HOLDING CO.,                     CANNAPHARMARX, INC.,
A Delaware Corporation                         a Colorado Corporation


By:/s/ David J. Cutler                         By: /s/ Gary Herick
 ____________________________                  _____________________________
 David J. Cutler, President                    Gary Herick, CEO




SELLER

/s/ David J. Cutler
________________________________
David J. Cutler, Individually


                                                                Initials GDHC:
                                                                         Seller:
                                                                         Buyer: